UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2010

PMA Capital Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31706	23-2217932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 397-5298

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 27, 2010, PMA Capital Corporation (the “Company”) entered into a Voting Agreement with MMCAP International, Inc. SPC and MM Asset Management Inc. (collectively, the “Shareholders”).  Pursuant to the Voting Agreement, the Shareholders agreed to vote the shares of the Company’s class A common stock owned by them in the manner recommended by the Company’s Board of Directors with respect to: (i) approval of the Agreement and Plan of Merger dated June 9, 2010 among the Company, Old Republic International Corporation (“Old Republic”) and OR New Corp. (the “Merger Agreement”); (ii) any matter reasonably necessary for consummation of the transactions contemplated by the Merger Agreement; and (iii) any Alternative Proposal (as defined in the Merger Agreement).

On July 21, 2010, the Shareholders filed a Schedule 13G with the Securities and Exchange Commission indicating that they beneficially owned 1,616,129 shares of the Company’s class A common stock.  After consideration, the Company’s Board of Directors deemed the Shareholders to be an “Exempted Person” under the Company’s Section 382 Rights Plan for so long as the Shareholders beneficially own 5% or more, but less than 10% of the Company’s class A common stock or until the Board of Directors otherwise determines.

A copy of the Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events

A Special Meeting of Shareholders of the Company will be held on Tuesday, September 21, 2010.  At the Special Meeting, shareholders will be asked to adopt the Merger Agreement.  The record date for shareholders entitled to vote at the Special Meeting is July 30, 2010.

Important Information for Investors and Shareholders

Old Republic has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement of PMA Capital Corporation.  Old Republic and PMA have also filed other documents with the SEC regarding the proposed transaction.  A definitive proxy statement will be sent to PMA’s shareholders.  INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND OTHER DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PMA AND OLD REPUBLIC.

Investors and shareholders may obtain free copies of the proxy statement/prospectus and other documents filed by PMA, at the SEC’s web site at www.sec.gov or at PMA’s web site at www.pmacapital.com. The proxy statement and such other documents may also be obtained for free from PMA by directing such request to Investor Relations, PMA Capital Corporation, 380 Sentry Parkway, Blue Bell, Pennsylvania, telephone: 610-397-5298.

PMA and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from PMA’s shareholders in connection with the proposed transaction. Information concerning the interests of those persons is set forth in the preliminary proxy statement/prospectus and PMA’s proxy statement relating to the 2010 annual meeting of shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, all of which have been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                      Description

10.1	Voting Agreement dated July 27, 2010 by and among MMCAP International, Inc. SPC, MM Asset Management Inc. and PMA Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMA Capital Corporation

July 30, 2010	By:	/s/ Stephen L. Kibblehouse
	Name:	Stephen L. Kibblehouse
	Title:	Executive Vice President & General Counsel

Exhibit Index

Exhibit No.                      Description

10.1	Voting Agreement dated July 27, 2010 by and among MMCAP International, Inc. SPC, MM Asset Management Inc. and PMA Capital Corporation.